UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                 ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date
         of Report (date of earliest event reported) June 22, 1999
                                 ------------

                      ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

         Delaware                    0-16014                 23-2417713
      (State or Other       (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                  Identification Number)
      Incorporation)

                              One North Main Street
                           Coudersport, PA 16915-1141
              (Address of principal executive offices)  (Zip Code)
                                 ------------
       Registrant's telephone number, including area code (814) 274-9830

Item 5. Other Events

         This amendment to the current report on Form 8-K/A is being filed for the purpose of amending the pro forma financial information contained in the current report on Form 8-K previously filed as Exhibit 99.06 by Adelphia Communications Corporation (the "Company") on June 22, 1999 with the Securities Exchange Commission ("SEC").

         The pro forma financial information is being amended to reflect the restatement of previously reported financial results as more fully described in the Company's Annual Report on Form 10-K/A-2 filed on December 19, 2000.

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Statements included in this Form 8-K/A, which are not historical facts are forward-looking statements, such as information relating to the effect of future regulation, future capital commitments and the effects of competition. Such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future from those expressed in any forward-looking statements made by, or on behalf of, the Company. These "forward looking statements" can be identified by the use of forward looking terminology such as "believes," "expects," "may," "will," "should," "intends," or "anticipates" or the negative thereof and the variations thereon or comparable terminology, or by discussions of strategy that involves risks or uncertainties. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, the availability and cost of capital, government and regulatory policies, the pricing and availability of equipment, materials, inventories and programming, product acceptance, the Company's ability to construct, expand and upgrade its networks, reliance on vendors, technological developments, and changes in the competitive environment in which the Company operates. Readers are cautioned that such forward-looking statements are only predictions, that no assurance can be given that any particular future results will be achieved, and that actual events or results may differ materially. For further information regarding these risks and uncertainties and their potential impact on the Company, see the prospectus and most recent prospectus supplement filed under Registration Statement No. 333-78027, under the caption "Risk Factors." In evaluating such statements, readers should specifically consider the various factors which could cause actual events or results to differ materially from those indicated by such forward-looking statements.


Item 7. Financial Statements and Exhibits

  (c) Exhibits


 Exhibit No.                             Description
 -----------                             -----------

    99.06 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of March 31, 1999 (as restated) and for the nine months ended December 31, 1998 (as restated) and the three months ended March 31, 1999 (as restated). (Filed Herewith)

                                    SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 28, 2000

                                     ADELPHIA COMMUNICATIONS CORPORATION
                                     (Registrant)

                                                 /s/ Timothy J. Rigas
                                     By: ______________________________________
                                                   Timothy J. Rigas
                                          Executive Vice President, Treasurer
                                                          and
                                                Chief Financial Officer

                                  EXHIBIT INDEX



 Exhibit No.                             Description
 -----------                             -----------


    99.06 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of March 31, 1999 (as restated) and the nine months ended December 31, 1998 (as restated) and the three months ended March 31, 1999 (as restated). (Filed Herewith)

EXHIBIT 99.06

    ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

  The unaudited pro forma financial information presented on the following pages is derived from the historical financial statements of Adelphia Communications Corporation and subsidiaries ("Adelphia"), FrontierVision Partners, L.P. and subsidiaries ("FrontierVision"), Century Communications
Corp. and subsidiaries ("Century"), Harron Communications Corp. and subsidiaries ("Harron") and Olympus Communications, L.P. and subsidiaries ("Olympus"). The unaudited pro forma condensed consolidated balance sheet information as of March 31, 1999 (as restated) gives pro forma effect to: (i) the securities offerings completed by Adelphia after March 31, 1999, (ii) the pending acquisitions by Adelphia of FrontierVision, Century, Harron and the interests in Olympus held by subsidiaries of FPL Group ("Telesat"), and (iii) the intended sale by Adelphia of Class B common stock to Highland Holdings (an entity controlled by members of the family of John J. Rigas, principal shareholders of Adelphia) to be completed prior to closing all such acquisitions, as if all such transactions had been consummated on March 31, 1999. The unaudited pro forma condensed consolidated statements of continuing operations information for the nine months ended December 31, 1998 (as restated) and the three months ended March 31, 1999 (as restated) have been presented as if: (i) the financing and securities offerings of Adelphia and its majority owned subsidiary, Hyperion Telecommunications, Inc. ("Hyperion") completed after April 1, 1998, including the securities offerings completed by Adelphia after March 31, 1999, (ii) the pending acquisitions by Adelphia of FrontierVision, Century, Harron and Telesat's interests in Olympus, and (iii) the intended sale by Adelphia of Class B common stock to Highland Holdings to be completed prior to closing all such acquisitions, had all been consummated on April 1, 1998.


  The unaudited pro forma financial information gives effect to the pending acquisitions by Adelphia of FrontierVision, Century, Harron and Telesat's interests in Olympus under the purchase method of accounting and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial information presented on the following pages. The allocations of the purchase prices for the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus are based on preliminary estimates and are subject to final allocation adjustments.

  The pro forma adjustments do not reflect any operating efficiencies or cost savings that may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes or any adjustments to selling and marketing expenses for any future operating changes.

  The unaudited pro forma financial information is not necessarily indicative of the financial position or operating results that would have occurred had the pending acquisitions and the securities offerings been consummated on the dates for which such transactions are being given effect. The pro forma adjustments reflecting the consummation of the pending acquisitions and the securities offerings are based upon the assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial statements.


  The unaudited pro forma condensed consolidated financial information presented on the following pages should be read in conjunction with the audited and unaudited historical financial statements (including the notes thereto) of Adelphia and Olympus, which are contained in their respective annual reports on Form 10-K, as amended, and quarterly reports on Form 10-Q, as amended, not included in this current report on Form 8-K/A, and of FrontierVision, Century and Harron, which are included in the current report on Form 8-K filed on June 22, 1999.


             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 March 31, 1999
                             (Dollars in thousands)



                                                                                      Adelphia     Olympus   FrontierVision
                                                                                      Pro Forma   Pro Forma    Pro Forma
                          Adelphia     Olympus   FrontierVision  Century*    Harron  Adjustments Adjustments  Adjustments
                             (g)         (a)          (a)          (a)        (a)        (b)         (c)          (d)
                         -----------  ---------  -------------- ----------  -------- ----------- ----------- --------------


Assets:
Property, plant
and equipment--
net..............        $ 1,407,700  $ 369,050    $  344,548   $  564,415  $136,530 $       --  $  16,630   $      --
Intangible
assets--net......          1,188,835    571,335       802,581      462,356    82,574         --     72,845     959,557
Cash and cash
equivalents......            169,652      2,801        13,715      628,162     4,677  1,417,900   (108,000)   (550,000)
Investment in and
amounts due from
Olympus..........            340,330         --            --           --        --         --   (340,330)         --
Other assets--
net..............            504,519     39,200        41,573      144,531   137,419      5,000     11,772          --
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
 Total assets....        $ 3,611,036  $ 982,386    $1,202,417   $1,799,464  $361,200 $1,422,900  $(347,083)  $ 409,557
                         ===========  =========    ==========   ==========  ======== ==========  =========   =========
Liabilities,
Redeemable
Preferred Stock
and
Stockholders'/
Partners' Equity
(Deficiency):
Subsidiary debt..        $ 1,532,156  $ 550,097    $1,369,132   $2,037,582   293,804 $ (345,000) $      --   $(240,565)
Parent debt......          2,055,917         --            --           --        --    350,000         --          --
Deferred income
taxes............            106,983     41,037        11,161        3,278     9,626         --         --          --
Other
liabilities......            204,068    540,460        50,881      147,658    19,646         --   (473,846)     14,679
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
 Total
 liabilities.....          3,899,124  1,131,594     1,431,174    2,188,518   323,076      5,000   (473,846)   (225,886)
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
Minority
interests........             34,488         --            --       73,888     1,000         --         --          --
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
Hyperion
Redeemable
Exchangeable
Preferred Stock..            236,293         --            --           --        --         --         --          --
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
Series A
Cumulative
Redeemable
Exchangeable
Preferred Stock..            148,234         --            --           --        --         --         --          --
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
Stockholders'/Partners'
equity
(deficiency):
Convertible
preferred stock..                  1         --            --           --        --         29         --          --
Common stock.....                542         --            --        1,090       482        142         --          70
Additional paid-
in capital.......          1,281,070         --            --      181,103    13,017  1,417,729    (22,445)    406,616
Retained earnings
(accumulated
deficit).........         (1,781,404)        --            --     (497,864)   23,625         --         --          --
Class A common
stock held in
escrow...........            (58,099)        --            --           --        --         --         --          --
Treasury stock,
at cost and
other............           (149,213)        --            --     (147,271)       --         --         --          --
Partners'
deficiency.......                 --   (149,208)     (228,757)          --        --         --    149,208     228,757
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
 Stockholders'/Partners'
 equity
 (deficiency)....           (707,103)  (149,208)     (228,757)    (462,942)   37,124  1,417,900    126,763     635,443
                         -----------  ---------    ----------   ----------  -------- ----------  ---------   ---------
 Total...........        $ 3,611,036  $ 982,386    $1,202,417   $1,799,464  $361,200 $1,422,900  $(347,083)  $ 409,557
                         ===========  =========    ==========   ==========  ======== ==========  =========   =========

                           Century      Harron      Pro Forma
                          Pro Forma    Pro Forma    Adelphia
                         Adjustments  Adjustments  Consolidated
                             (e)          (f)           (g)
                         ------------ ------------ -------------

Assets:
Property, plant
and equipment--
net..............        $  805,941   $  186,578   $ 3,831,392
Intangible
assets--net......         4,323,765    1,119,526     9,583,374
Cash and cash
equivalents......          (826,000)    (580,451)      172,456
Investment in and
amounts due from
Olympus..........                --           --            --
Other assets--
net..............                --     (129,348)      754,666
                         ------------ ------------ -------------
 Total assets....        $4,303,706   $  596,305   $14,341,888
                         ============ ============ =============
Liabilities,
Redeemable
Preferred Stock
and
Stockholders'/
Partners' Equity
(Deficiency):
Subsidiary debt..        $       --   $  295,969   $ 5,493,175
Parent debt......                --           --     2,405,917
Deferred income
taxes............         1,100,000      340,838     1,612,923
Other
liabilities......                --       (2,378)      501,168
                         ------------ ------------ -------------
 Total
 liabilities.....         1,100,000      634,429    10,013,183
                         ------------ ------------ -------------
Minority
interests........                --       (1,000)      108,376
                         ------------ ------------ -------------
Hyperion
Redeemable
Exchangeable
Preferred Stock..                --           --       236,293
                         ------------ ------------ -------------
Series A
Cumulative
Redeemable
Exchangeable
Preferred Stock..                --           --       148,234
                         ------------ ------------ -------------
Stockholders'/Partners'
equity
(deficiency):
Convertible
preferred stock..                --           --            30
Common stock.....              (603)        (482)        1,241
Additional paid-
in capital.......         2,559,174      (13,017)    5,823,247
Retained earnings
(accumulated
deficit).........           497,864      (23,625)   (1,781,404)
Class A common
stock held in
escrow...........                --           --       (58,099)
Treasury stock,
at cost and
other............           147,271           --      (149,213)
Partners'
deficiency.......                --           --            --
                         ------------ ------------ -------------
 Stockholders'/Partners'
 equity
 (deficiency)....         3,203,706      (37,124)    3,835,802
                         ------------ ------------ -------------
 Total...........        $4,303,706   $  596,305   $14,341,888
                         ============ ============ =============


-----
*As of February 28, 1999.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                March 31, 1999
               (Dollars in thousands, except per share amounts)

(a) Represents historical amounts.

(b) Represents the net effects of: (i) sale on April 28, 1999 of $350,000 of 7 7/8% Senior Notes due 2009 with net proceeds of approximately $345,000, which were used to repay subsidiary debt, (ii) sale on April 28, 1999 of 8,000,000 shares of Adelphia Class A common stock with net proceeds of approximately $485,500, which Adelphia intends to use to fund one or more of the pending acquisitions, (iii) sale on April 30, 1999 and May 14, 1999 of an aggregate 2,875,000 shares of Adelphia 5 1/2% Series D convertible preferred stock with net proceeds of approximately $557,000, which Adelphia intends to use to fund one or more of the pending acquisitions and (iv) receipt of net proceeds from the intended offering of $375,000 of Adelphia Class B common stock to Highland Holdings (which is the maximum commitment) at an assumed price of $60.76 per share.

(c) Represents the net effects of Adelphia's purchase of Telesat's interests in Olympus for $108,000 and the associated preliminary adjustments to the historical balance sheet of Olympus recorded in conjunction with applying purchase accounting including an initial allocation of $20,206 and $80,822 to Property, plant and equipment--net and Intangible assets--net, respectively. The purchase by Adelphia of Telesat's interests in Olympus will result in the consolidation of Olympus with Adelphia; accordingly, this also includes elimination of all significant intercompany accounts and transactions.

(d) Represents the net effects of: (i) issuance of 7,000,000 shares of Adelphia Class A common stock at $58.10 per share (the average of the closing prices of Adelphia Class A common stock for the three trading days before and three trading days after the date of the acquisition agreement), (ii) $550,000 cash portion of the acquisition, (iii) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $959,557 to Intangible assets--net, (iv) the elimination of $240,565 of affiliate debt not assumed in the acquisition and (v) certain other working capital adjustments.

(e) Represents the net effects of: (i) issuance of approximately 48,700,000 shares of Adelphia Class A common stock at $56.30 per share (the average of the closing prices of Adelphia Class A common stock for the three trading days before and three trading days after the date of the merger agreement),
    (ii) $826,000 cash portion of the acquisition, (iii) preliminary estimate of deferred tax liability impact due to acquisition and (iv) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $805,941 and $4,323,765 to Property, plant and equipment--net and Intangible assets-- net, respectively.

(f) Represents the net effects of: (i) approximately $1,170,000 acquisition price funded with cash and through additional borrowings under Adelphia's subsidiaries' credit facilities, net of repayment of existing Harron subsidiary debt, (ii) non-cable television assets excluded from the acquisition, (iii) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $194,764 and $1,119,526 of the purchase price to Property, plant and equipment--net and Intangible assets--net, respectively and (iv) preliminary estimate of deferred tax liability impact due to acquisition.


(g) The historical and pro forma financial information has been amended to reflect the restatement of previously reported financial results as more fully described in the Company's Annual Report on Form 10-K/A-2 filed on December 19, 2000.


                ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF CONTINUING OPERATIONS

                      Nine Months Ended December 31, 1998
               (Dollars in thousands, except per share amounts)

                                                                                             Adelphia        Olympus
                                    Adelphia   Olympus   FrontierVision Century*   Harron    Pro Forma      Pro Forma
                                       (s)       (a)          (a)          (a)       (a)    Adjustments    Adjustments
                                    ---------  --------  -------------- ---------  -------  -----------    -----------

Revenues........                    $ 496,014  $164,724     $191,315    $ 387,726  $93,548    $    --      $     --

                                    ---------  --------     --------    ---------  -------    -------      --------

Operating
expenses:
 Direct
 operating and
 programming....                      167,963    56,586       95,907       85,284   36,728         --            --
 Selling,
 general and
 administrative..                     107,249    39,153        5,216       87,696   23,424     10,456(b)    (10,456)(h)
 Depreciation
 and
 amortization...                      140,974    39,683       90,608      125,864   16,702         --         3,031(i)
                                    ---------  --------     --------    ---------  -------    -------      --------
 Total..........                      416,186   135,422      191,731      298,844   76,854     10,456        (7,425)
                                    ---------  --------     --------    ---------  -------    -------      --------
Operating income
(loss)..........                       79,828    29,302         (416)      88,882   16,694    (10,456)        7,425
                                    ---------  --------     --------    ---------  -------    -------      --------
Other income
(expense)
 Priority
 investment
 income from
 Olympus........                       36,000        --           --           --       --    (36,000)(c)        --
 Interest
 expense--net...                     (180,452)  (48,129)     (88,667)    (143,830)  (9,079)   (29,363)(d)     7,932(j)
 Equity in
 (loss) income
 of Olympus
 and other joint
 ventures.......                      (48,891)       --           --           --       --     49,005(e)         --
 Equity in loss
 of Hyperion
 joint
 ventures.......                       (9,580)       --           --           --       --         --            --
 Minority
 interest in
 losses (income)
 of
 subsidiaries...                       25,772        --           --       (9,334)      --         --            --
 Hyperion
 preferred stock
 dividends......                      (21,536)       --           --           --       --         --            --
 Gain on cable
 systems swap.....                     21,455        --           --           --       --         --            --
 Gain on sale of
 assets.........                           --     7,215           --        5,186       --         --            --
 Other..........                        1,113       316         (398)          --    5,354         --            --
                                    ---------  --------     --------    ---------  -------    -------      --------
 Total..........                     (176,119)  (40,598)     (89,065)    (147,978)  (3,725)   (16,358)        7,932
                                    ---------  --------     --------    ---------  -------    -------      --------
(Loss) income
before income
taxes
and extraordinary loss..              (96,291)  (11,296)     (89,481)     (59,096)  12,969    (26,814)       15,357
Income tax
benefit
(expense).......                        6,802      (115)       2,927       19,104    7,345     63,441(f)         --
                                    ---------  --------     --------    ---------  -------    -------      --------
(Loss) income
from continuing
operations......                      (89,489)  (11,411)     (86,554)     (39,992)  20,314     36,627        15,357
Dividend
requirements
applicable
to preferred stock..                  (20,718)       --           --           --       --    (23,719)(g)        --
                                    ---------  --------     --------    ---------  -------    -------      --------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations......                    $(110,207) $(11,411)    $(86,554)   $ (39,992) $20,314    $12,908      $ 15,357
                                    =========  ========     ========    =========  =======    =======      ========
Basic and
diluted loss
from continuing
operations per
weighted average
share of common stock
 ................                    $   (3.04)
                                    =========
Weighted average
shares of common
stock outstanding (in thousands)..     36,226
                                    =========

                                    FrontierVision    Century       Harron        Pro Forma
                                      Pro Forma      Pro Forma     Pro Forma       Adelphia
                                     Adjustments    Adjustments   Adjustments    Consolidated
                                                                       (s)
                                    --------------- ------------- -------------- ---------------

Revenues........                       $     --      $ 98,208(n)   $ (6,688)(p)   $1,424,847
                                    --------------- ------------- -------------- ---------------
Operating
expenses:
 Direct
 operating and
 programming....                        (35,242)(k)   111,445(n)     (3,211)(p)      515,460
 Selling,
 general and
 administrative..                        35,242(k)         --        (2,950)(p)      295,030
 Depreciation
 and
 amortization...                        (31,727)(l)    66,652(o)     34,843(q)       486,630
                                    --------------- ------------- -------------- ---------------
 Total..........                        (31,727)      178,097        28,682        1,297,120
                                    --------------- ------------- -------------- ---------------
Operating income
(loss)..........                         31,727       (79,889)      (35,370)         127,727
                                    --------------- ------------- -------------- ---------------
Other income
(expense)
 Priority
 investment
 income from
 Olympus........                             --            --            --               --
 Interest
 expense--net...                         19,570(m)     13,237(n)    (21,928)(p)     (480,709)
 Equity in
 (loss) income
 of Olympus
 and other joint
 ventures.......                             --            --            --              114
 Equity in loss
 of Hyperion
 joint
 ventures.......                             --            --            --           (9,580)
 Minority
 interest in
 losses (income)
 of
 subsidiaries...                             --            --            --           16,438
 Hyperion
 preferred stock
 dividends......                             --            --            --          (21,536)
 Gain on cable
 systems swap..........                      --            --            --           21,455
 Gain on sale of
 assets.........                             --            --            --           12,401
 Other..........                             --            --        (7,018)(p)         (633)
                                    --------------- ------------- -------------- ---------------
 Total..........                         19,570        13,237       (28,946)        (462,050)
                                    --------------- ------------- -------------- ---------------
(Loss) income
before income
taxes
and extraordinary loss..                 51,297       (66,652)      (64,316)        (334,323)
Income tax
benefit
(expense).......                             --            --        (8,390)(p)       91,114
                                    --------------- ------------- -------------- ---------------
(Loss) income
from continuing
operations......                         51,297       (66,652)      (72,706)        (243,209)
Dividend
requirements
applicable
to preferred stock..                         --            --            --          (44,437)
                                    --------------- ------------- -------------- ---------------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations......                       $ 51,297      $(66,652)     $(72,706)      $ (287,646)
                                    =============== ============= ============== ===============
Basic and
diluted loss
from continuing
operations per
weighted average
share of common stock
 ................                                                                  $    (2.45)(r)
                                                                                 ===============
Weighted average
shares of common
stock outstanding (in thousands)..                                                   117,619(r)
                                                                                 ===============

-----
*Nine months ended February 28, 1999.

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF CONTINUING OPERATIONS

                       Nine Months Ended December 31, 1998
                             (Dollars in thousands)

(a) Represents historical amounts.

(b) Represents the elimination of allocated overhead costs to Olympus.

(c) Represents the elimination of priority investment income from Olympus.

(d) Gives effect to the application of the net proceeds of: (i) approximately $295,000 from the March 2, 1999 12% Senior Subordinated Notes issued by Hyperion, (ii) approximately $345,000 from the April 28, 1999 7 7/8% Senior Notes issued by Adelphia, (iii) approximately $371,450 from the January 14, 1999 offering of 8,600,000 shares of Adelphia Class A common stock, (iv) approximately $393,700 from the January 13, 1999 7 1/2% and 7 3/4% Senior Notes issued by Adelphia, (v) $330,000 from the December 30, 1998 financing of the Western New York Partnership and (vi) approximately $268,000 from the 1998 offering of 8,805,315 shares of Adelphia Class A common stock, as if such transactions had occurred on April 1, 1998. Also gives effect to the elimination of $7,932 of interest income received from Olympus.

(e) Represents the elimination of equity in loss of Olympus.

(f) Represents the estimated effect on the estimated income tax provision of the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus, and related pro forma adjustments.

(g) Gives effect to the April 30, 1999 and May 14, 1999 sales of an aggregate $575,000 of Adelphia 5 1/2% Series D convertible preferred stock as if such sales had occurred on April 1, 1998.

(h) Represents the elimination of overhead costs allocated from Adelphia.

(i) Represents the additional depreciation and amortization expense resulting from the acquisition of Telesat's interests in Olympus. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(j) Represents the elimination of interest expense paid to Adelphia.

(k) Represents reclassification between direct operating and programming and selling, general and administrative expenses to conform with Adelphia's presentation.

(l) Represents pro forma reduction of FrontierVision historical depreciation and amortization expense to conform to Adelphia's depreciation and amortization periods, net of additional depreciation and amortization expense resulting from the acquisition of FrontierVision. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on a preliminary asset allocation to intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(m) Represents the elimination of affiliate interest expense paid by FrontierVision on affiliate debt not assumed in the acquisition.

(n) Represents reclassification of programming expense from a reduction of revenues to direct operating and programming expense and reclassification of interest income from revenues to a decrease in interest expense--net to conform to Adelphia's presentation.

(o) Represents the additional depreciation and amortization expense resulting from the acquisition of Century. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(p) Represents amounts resulting from the non-cable television operations excluded from the acquisition and the incremental interest expense incurred from additional borrowings under Adelphia's subsidiaries' credit facilities to fund the acquisition.

(q) Represents the net effect of depreciation and amortization expense of non-cable television assets excluded from the acquisition of Harron and the additional depreciation and amortization expense resulting from the acquisition of Harron. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(r) Gives effect to the repurchase and issuance of Adelphia Class A common stock in connection with: (i) repurchase of approximately 1,091,524 shares from Telesat, (ii) 8,600,000 shares issued January 14, 1999, (iii) 8,805,315 shares issued in the 1998 offering, (iv) 7,000,000 shares to be issued in the FrontierVision acquisition, (v) approximately 48,700,000 shares to be issued in the Century acquisition, (vi) 8,000,000 shares issued April 28, 1999, and (vii) intended sale of 6,171,824 shares of Adelphia Class B common stock to Highland Holdings to be completed prior to completion of closing the acquisitions of Century, FrontierVision, Harron and Telesat's interests in Olympus, as if such transactions had been consummated on April 1, 1998. Diluted loss from continuing operations per common share is equal to basic loss from continuing operations per common share because Adelphia's convertible preferred stock had or would have an antidilutive effect; however, the convertible preferred stock could have a dilutive effect on earnings per share in future periods.


(s) The historical and pro forma financial information has been amended to reflect the restatement of previously reported financial results as more fully described in the Company's Annual Report on Form 10-K/A-2 filed on December 19, 2000.


              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF CONTINUING OPERATIONS

                       Three Months Ended March 31, 1999
               (Dollars in thousands, except per share amounts)

                                                                               Adelphia        Olympus    FrontierVision
                        Adelphia  Olympus   FrontierVision Century*  Harron    Pro Forma      Pro Forma     Pro Forma
                           (s)      (a)          (a)         (a)       (a)    Adjustments    Adjustments   Adjustments
                        --------  --------  -------------- --------  -------  -----------    -----------  --------------

Revenues.........       $201,604  $ 64,866     $ 72,417    $131,278  $34,764   $     --        $    --     $     --
                        --------  --------     --------    --------  -------   --------        -------     --------

Operating
expenses:
 Direct operating
 and
 programming.....         67,295    22,952       38,272      29,820   13,687         --             --      (14,637)(k)
 Selling, general
 and
 administrative..         49,111    15,285        1,740      29,093    8,972      3,543(b)      (3,543)(h)   14,637(k)
 Depreciation and
 amortization....         56,863    18,259       30,329      43,290    7,793         --          1,010(i)   (10,702)(l)
                        --------  --------     --------    --------  -------   --------        -------     --------
 Total...........        173,269    56,496       70,341     102,203   30,452      3,543         (2,533)     (10,702)
                        --------  --------     --------    --------  -------   --------        -------     --------
Operating
income...........         28,335     8,370        2,076      29,075    4,312     (3,543)         2,533       10,702
                        --------  --------     --------    --------  -------   --------        -------     --------
Other income
(expense)
 Priority
 investment
 income from
 Olympus.........         12,000        --           --          --       --    (12,000)(c)         --           --
 Interest
 expense--net....        (67,464)  (17,344)     (31,988)    (47,816)  (4,173)   (12,114)(d)      5,269(j)     6,563(m)
 Equity in loss
 of Olympus and
 other joint ventures..  (14,861)       --           --          --       --     13,873(e)          --           --
 Equity in loss
 of Hyperion
 joint ventures..         (3,803)       --           --          --       --         --             --           --
 Minority
 interest in
 losses (income)
 of
 subsidiaries....         12,914        --           --      (2,870)      --         --             --           --
 Hyperion
 preferred stock
 dividends.......         (7,619)       --           --          --       --         --             --           --
 Gain (loss) on
 sale of assets..          2,354        --           --         (39)      --         --             --           --
 Other...........             --        --        1,358          --      180         --             --           --
                        --------  --------     --------    --------  -------   --------        -------     --------
 Total...........        (66,479)  (17,344)     (30,630)    (50,725)  (3,993)   (10,241)         5,269        6,563
                        --------  --------     --------    --------  -------   --------        -------     --------
(Loss) income
before income
taxes and
extraordinary loss..     (38,144)   (8,974)     (28,554)    (21,650)     319    (13,784)         7,802
17,265
Income tax
benefit
(expense)........          2,897       (86)         695      27,621      (10)    (3,024)(f)         --           --
                        --------  --------     --------    --------  -------   --------        -------     --------
(Loss) income
from continuing
operations.......        (35,247)   (9,060)     (27,859)      5,971      309    (16,808)         7,802       17,265
Dividend
requirements
applicable to
preferred stock..         (6,500)       --           --          --       --     (7,906)(g)         --           --
                        --------  --------     --------    --------  -------   --------        -------     --------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations.......       $(41,747) $ (9,060)    $(27,859)   $  5,971  $   309   $(24,714)       $ 7,802     $ 17,265
                        ========  ========     ========    ========  =======   ========        =======     ========
Basic and diluted
loss from
continuing
operations per
weighted average
share
of common stock
 .................       $  (0.80)
                        ========
Weighted average
shares of common
stock outstanding
(in thousands)...         52,019
                        ========

                          Century       Harron        Pro Forma
                         Pro Forma     Pro Forma       Adelphia
                        Adjustments   Adjustments    Consolidated
                                                          (s)
                        ------------- -------------- --------------

Revenues.........        $ 33,498(n)   $ (2,055)(p)   $ 536,372
                        ------------- -------------- --------------
Operating
expenses:
 Direct operating
 and
 programming.....          39,310(n)       (967)(p)     195,732
 Selling, general
 and
 administrative..              --        (1,955)(p)     116,883
 Depreciation and
 amortization....          20,882(o)     11,653(q)      179,377
                        ------------- -------------- --------------
 Total...........          60,192         8,731         491,992
                        ------------- -------------- --------------
Operating
income...........         (26,694)      (10,786)         44,380
                        ------------- -------------- --------------
Other income
(expense)
 Priority
 investment
 income from
 Olympus.........              --            --              --
 Interest
 expense--net....           5,812(n)     (6,163)(p)    (169,418)
 Equity in loss
 of Olympus and
 other joint ventures..        --            --            (988)
 Equity in loss
 of Hyperion
 joint ventures..              --            --          (3,803)
 Minority
 interest in
 losses (income)
 of
 subsidiaries....              --            --          10,044
 Hyperion
 preferred stock
 dividends.......              --            --          (7,619)
 Gain (loss) on
 sale of assets..              --            --           2,315
 Other...........              --          (393)(p)       1,145
                        ------------- -------------- --------------
 Total...........           5,812        (6,556)       (168,324)
                        ------------- -------------- --------------
(Loss) income
before income
taxes and
extraordinary loss..      (20,882)      (17,342)       (123,944)
Income tax
benefit
(expense)........              --            11(p)       28,104
                        ------------- -------------- --------------
(Loss) income
from continuing
operations.......         (20,882)      (17,331)        (95,840)
Dividend
requirements
applicable to
preferred stock..              --            --         (14,406)
                        ------------- -------------- --------------
(Loss) income
applicable to
common
stockholders/partners
from continuing
operations.......        $(20,882)     $(17,331)      $(110,246)
                        ============= ============== ==============
Basic and diluted
loss from
continuing
operations per
weighted average
share
of common stock
 .................                                     $   (0.91)(r)
                                                     ==============
Weighted average
shares of common
stock outstanding
(in thousands)...                                       120,755(r)
                                                     ==============


-----
*Three Months Ended February 28, 1999.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF CONTINUING OPERATIONS

                        Three Months Ended March 31, 1999
                             (Dollars in thousands)

(a) Represents historical amounts.

(b) Represents the elimination of allocated overhead costs to Olympus.

(c) Represents the elimination of priority investment income from Olympus.

(d) Gives effect to the application of the net proceeds of: (i) approximately $295,000 from the March 2, 1999 12% Senior Subordinated Notes issued by Hyperion, (ii) approximately $345,000 from the April 28, 1999 7 7/8% Senior Notes issued by Adelphia, (iii) approximately $371,450 from the January 14, 1999 offering of 8,600,000 shares of Adelphia Class A common stock and (iv) approximately $393,700 from the January 13, 1999 7 1/2% and 7 3/4% Senior Notes issued by Adelphia, as if such transactions had occurred on April 1, 1998. Also gives effect to the elimination of $5,269 of interest income received from Olympus.

(e) Represents the elimination of equity in loss of Olympus.

(f) Represents the estimated effect on the estimated income tax provision of the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus, and related pro forma adjustments.

(g) Gives effect to the April 30, 1999 and May 14, 1999 sales of an aggregate $575,000 of Adelphia 5 1/2% Series D convertible preferred stock as if such sales had occurred on April 1, 1998.

(h) Represents the elimination of overhead costs allocated from Adelphia.

(i) Represents the additional depreciation and amortization expense resulting from the acquisition of Telesat's interests in Olympus. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(j) Represents the elimination of interest expense paid to Adelphia.

(k) Represents reclassification between direct operating and programming and selling, general and administrative expenses to conform with Adelphia's presentation.

(l) Represents pro forma reduction of FrontierVision historical depreciation and amortization expense to conform to Adelphia's depreciation and amortization periods, net of additional depreciation and amortization expense resulting from the acquisition of FrontierVision. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on a preliminary asset allocation to intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(m) Represents the elimination of affiliate interest expense paid by FrontierVision on affiliate debt not assumed in the acquisition.

(n) Represents reclassification of programming expense from a reduction of revenues to direct operating and programming expense and reclassification of interest income from revenues to a decrease in interest expense--net to conform to Adelphia's presentation.


(o) Represents the additional depreciation and amortization expense resulting from the acquisition of Century. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.


(p) Represents amounts resulting from the non-cable television operations excluded from the acquisition and the incremental interest expense incurred from additional borrowings under Adelphia's subsidiaries' credit facilities to fund the acquisition.

(q) Represents the net effect of depreciation and amortization expense of non-cable television assets excluded from the acquisition of Harron and the additional depreciation and amortization expense resulting from the acquisition of Harron. Pro forma depreciation and amortization is calculated on a straight-line basis consistent with Adelphia's accounting policy and with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5 to 12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(r) Gives effect to the repurchase and issuance of Adelphia Class A common stock in connection with: (i) repurchase of approximately 1,091,524 shares from Telesat, (ii) 8,600,000 shares issued January 14, 1999, (iii) 7,000,000 shares to be issued in the FrontierVision acquisition, (iv) approximately 48,700,000 shares to be issued in the Century acquisition, (v) 8,000,000 shares issued April 28, 1999, and (vi) the intended sale of 6,171,824 shares of Adelphia Class B common stock to Highland Holdings to be completed prior to completion of closing the acquisitions of Century, FrontierVision, Harron, and Telesat's interests in Olympus as if such transactions had been consummated on April 1, 1998. Diluted loss from continuing operations per common share is equal to basic loss from continuing operations per common share because Adelphia's convertible preferred stock had or would have an antidilutive effect; however, the convertible preferred stock could have a dilutive effect on earnings per share in future periods.


(s) The historical and pro forma financial information has been amended to reflect the restatement of previously reported financial results as more fully described in the Company's Annual Report on Form 10-K/A-2 filed on December 19, 2000.